Exhibit 10.1

THIRD AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 18, 2016 (the “Third Amendment Closing Date”) among USA COMPRESSION PARTNERS, LP, a Delaware limited partnership (“Holdings”), USA COMPRESSION PARTNERS, LLC, a Delaware limited liability company (“USA Compression Partners”), USAC LEASING, LLC, a Delaware limited liability company (“USAC Leasing”), USAC OPCO 2, LLC, a Texas limited liability company (“USAC OpCo 2”) and USAC LEASING 2, LLC, a Texas limited liability company (“USAC Leasing 2” and together with USA Compression Partners, USAC Leasing and USAC OpCo 2, jointly and severally, the “Borrower”); and JPMORGAN CHASE BANK, N.A., a national banking association, for itself, as an LC Issuer and Lender, and as agent for Lenders (in such capacity, the “Agent”) and the other Lenders signatory hereto.

RECITALS:

WHEREAS, Holdings, each Borrower, Agent and Lenders are parties to that certain Fifth Amended and Restated Credit Agreement dated as of December 13, 2013 (as amended from time to time, prior to the date hereof, including, without limitation, pursuant to (i) that certain Limited Consent, Amendment and Subordination letter agreement among Holdings, the Borrower, the Agent and the Lenders signatory thereto and (ii) that certain Second Amendment dated January 6, 2015 among Holdings, the Borrower, the Agent and the Lenders signatory thereto, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement as further set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECTION 2:  Amendments to Credit Agreement.

(a)           Amendments to Article I of the Credit Agreement.  Effective as of the Third Amendment Closing Date, the following defined term in Article I of the Credit Agreement is hereby amended and restated to read as follows:

““Fee Letter” means, collectively, (a) that certain Fee Letter, dated as of December 13, 2013, by and among Borrower and Agent, (b) that certain Fee Letter, dated as of December 12, 2014, by and among the Loan Parties and Agent, and (c) that certain Fee Letter, dated as of March 18, 2016, by and among the Loan Parties and Agent, in each case, as the same may be further amended, restated or otherwise modified from time to time.”

(b)           Amendments to Article I of the Credit Agreement.  Effective as of the Third Amendment Closing Date, the definition of “Defaulting Lender” in Article I of the Credit Agreement is hereby amended by replacing the word “or” at the end of clause (d) thereof with the text “,”, by replacing the period at the end of clause (e) with the word “or”, and by inserting the following text as a new clause (f) at the end thereof:

“(f) become the subject of a Bail-In Action or has a direct or indirect parent company that has become the subject of a Bail-In Action.”

(c)           Amendments to Article I of the Credit Agreement.  Effective as of the Third Amendment Closing Date, the following defined terms are added to Article I of the Credit Agreement in alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(d)           Addition of Section 5.34.  Effective as of the Third Amendment Closing Date, the following paragraph is hereby added to the Credit Agreement as Section 5.34 immediately following Section 5.33:

“SECTION 5.34. EEA Financial Institutions.   No Loan Party is an EEA Financial Institution.”

(e)           Amendment to Section 6.29.2 of the Credit Agreement.  Effective as of the Third Amendment Closing Date, the table set forth in Section 6.29.2 of the Credit Agreement is hereby amended and restated to read as follows:

Fiscal Quarter Ending	Leverage Ratio
December 31, 2015	5.50 to 1.0
March 31, 2016	5.50 to 1.0
June 30, 2016	5.95 to 1.0
September 30, 2016	5.95 to 1.0
December 31, 2016	5.75 to 1.0
March 31, 2017	5.50 to 1.0
June 30, 2017	5.50 to 1.0
September 30, 2017	5.25 to 1.0
December 31, 2017	5.25 to 1.0
March 31, 2018, and each Fiscal Quarter thereafter	5.00 to 1.0

(f)            Addition of Section 9.15.  Effective as of the Third Amendment Closing Date, the following paragraph is hereby added to the Credit Agreement as Section 9.15 immediately following Section 9.14:

“SECTION 9.15. Acknowledgment and Consent to Bail-In of EEA Financial Institutions.   Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 3:  Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a)           No Default.  After giving effect to this Amendment, no Default or Unmatured Default shall have occurred and be continuing as of the date hereof;

(b)           Representations and Warranties.  Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects as of the Third Amendment Closing Date to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date;

(c)           Authorization and Validity.  Each Loan Party has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder.  The execution and delivery by each Loan Party of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; and

(d)           No Conflict; Government Consent.  Neither the execution and delivery by any Loan Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Loan Party, (ii) any Loan Party’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any material indenture, instrument or agreement to which any Loan Party is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Loan Party pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by a Loan Party, is required to be obtained by any Loan Party in connection with the execution and delivery of this Amendment, the performance of the obligations hereunder or the legality, validity, binding effect or enforceability hereof.

SECTION 4:  Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Documentation.  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document” pursuant to the Credit Agreement):

(i)            this Amendment or counterparts hereof, as well as Schedules hereto; and

(ii)           such other documents, instruments, and agreements as the Agent, the LC Issuer, any Lender or their respective counsel may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

(b)           Payment of Fees.  The Loan Parties shall have paid all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 9.6(a) of the Credit Agreement, to the extent invoiced to the Borrower at least two (2) Business Days prior to the date hereof and pursuant to each Fee Letter.

(c)           No Default.  No Default or Unmatured Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

(d)           Warranties and Representations.  Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in the Loan Documents shall be true and correct in all material respects as of the Third Amendment Closing Date (eliminating, for the purpose of this condition, the effect of materiality qualifications within representations and warranties that have a materiality qualification), with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Loan Parties as of the Third Amendment Closing Date.

SECTION 5:  No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

SECTION 6:  Acknowledgment of Amended and Restated Schedule 5.9.  Each of the Agent and the Lenders acknowledge receipt, pursuant to Section 5.9 of the Credit Agreement, on March 7, 2016 of the attached Schedule 5.9 which amended and restated Schedule 5.9 to the Credit Agreement as of such date.

SECTION 7:  Ratification; Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.  Each Loan Party confirms that all of its obligations under the Loan Documents (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.  Each Loan Party further confirms that the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Loan Parties under the Credit Agreement (as amended by this Amendment), any promissory notes issued under the Credit Agreement and each other Loan Document.  Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)           References.  Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 8:  Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Loan Parties, Agent, Lenders and their respective successors and assigns.

(b)           ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL OTHER UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied or electronically transmitted counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or electronic transmission (e.g. “pdf” or “tif”) shall have the same effect as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Credit Agreement Provisions.  The provisions contained in Section 16.1 (Choice of Law), Section 16.2 (Consent to Jurisdiction), and Section 16.3 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(g)           RELEASE.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” (AS SUCH TERM IS DEFINED IN THE CREDIT AGREEMENT, AS AMENDED HEREBY) OR ANY KNOWN DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS.  EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENT, SUCCESSORS AND ASSIGNS, FROM ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER KNOWN AS OF THE DATE HEREOF TO THE EXTENT RELATING TO THE “OBLIGATIONS” (AS

SUCH TERM IS DEFINED IN THE CREDIT AGREEMENT, AS AMENDED HEREBY), THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED THEREBY WHETHER FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENT, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

GUARANTOR:

USA COMPRESSION PARTNERS, LP,
a Delaware limited partnership

By:	USA Compression GP, LLC,
its General Partner

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

BORROWER:

USA COMPRESSION PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USAC LEASING, LLC,
a Delaware limited liability company

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USAC OPCO 2, LLC,
a Texas limited liability company

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

USAC LEASING 2, LLC,
a Texas limited liability company

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Lender, LC Issuer and Swingline Lender

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK,
as Lender,

By:	/s/ Dennis M. Hansen
Name: Dennis M. Hansen
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH,
as Lender,

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA,
as Lender,

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

MUFG UNION BANK, N.A.,
as Lender,

By:	/s/ Christopher S. Calice
Name: Christopher S. Calice
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as Lender,

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK,
as Lender,

By:	/s/ Dan Clubb
Name: Dan Clubb
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
as Lender,

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Lender,

By:	/s/ Brad Miller
Name: Brad Miller
Title: Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK,
as Lender,

By:	/s/ Bradley Kuhn
Name: Bradley Kuhn
Title: Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SIEMENS FINANCIAL SERVICES, INC.,
as Lender,

By:	/s/ Jeffrey B. Iervese
Name: Jeffrey B. Iervese
Title: Vice President

By:	/s/ John Finore
Name: John Finore
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE NATIONAL ASSOCIATION
(formerly CAPITAL ONE BUSINESS CREDIT CORP.),
as Lender,

By:	/s/ Edward Behnen
Name: Edward Behnen
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CIT FINANCE LLC,
as Lender,

By:	/s/ Michael A Robinson
Name: Michael A Robinson
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.,
as Lender,

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

Schedule 5.9

Capitalization and Subsidiaries

USA Compression Partners, LP, a Delaware limited partnership

Capitalization:

22,651,057 Common Units owned by USA Compression Holdings, LLC. 8,002,351 Common Units owned by Argonaut Private Equity, L.L.C. and certain related parties (i.e. those parties who filed as a group on Schedule 13D). 23,327,246 Common Units owned by other public investors. 100% of general partnership interests owned by USA Compression GP, LLC (formerly R/C IV USA Compression Partners GP, LLC).

Office:	Austin, Texas
Organization:	Federal EIN: 75-2771546
Delaware Filing No.: 4992962

Subsidiaries:

USA Compression Partners, LLC, a Delaware limited liability company

Capitalization:	100% of membership interests owned beneficially and of record by USA Compression Partners, LP

Office:	Austin, Texas
Previously, Dallas, Texas

Organization:	Federal EIN: 26-3932764
Delaware Filing No.: 4610999

USAC Leasing, LLC, a Delaware limited liability company

Capitalization:	100% of membership interests owned beneficially and of record by USA Compression Partners, LLC

Office:	Austin, Texas

Organization:	Federal EIN: 26-3447808
Delaware Filing No.: 4604415

USA OpCo 2, LLC, a Texas limited liability company

Capitalization:	100% of membership interests owned beneficially and of record by USA Compression Partners, LP

Office:	Austin, Texas

Organization:	Federal EIN: 46-3505858
Texas Filing No.: 801839110

USAC Leasing 2, LLC, a Texas limited liability company

Capitalization:	100% of membership interests owned beneficially and of record by USA OpCo 2, LLC

Office:	Austin, Texas

Organization:	Federal EIN: 90-1012891
Texas Filing No.: 801839107

USA Compression Finance Corp., a Delaware corporation

Capitalization:	100% of capital stock owned beneficially and of record by USA Compression Partners, LP

Office:	Austin, Texas